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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 OR 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                            reported): May 31, 2005

               CWABS, INC., (as depositor under the Transfer and Servicing Agreement, to be dated as of May 1, 2005, relating to the issuance of the Aames Mortgage Investment Trust 2005-2
         Mortgage Backed Notes, Series 2005-2).

                                  CWABS, INC.
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            (Exact name of registrant as specified in its charter)


          Delaware                    333-118926            95-4596514
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(State or other jurisdiction         (Commission         (I.R.S. Employer
      of incorporation)              File Number)      Identification No.)

      4500 Park Granada
    Calabasas, California                                    91302
-----------------------------                               ---------
    (Address of principal                                  (Zip Code)
     executive offices)

       Registrant's telephone number, including area code (818) 225-3237
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  }   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9    -  Financial Statements and Exhibits
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      Item 9.01     Financial Statements and Exhibits.
                    ---------------------------------

      (a)  Financial statements of business acquired.
           -----------------------------------------

                  Not applicable.

      (b)  Pro forma financial information.
           -------------------------------

                  Not applicable.

      (c)  Exhibits.
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      8.1  Tax Opinion of Sidley Austin Brown & Wood LLP.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CWABS, INC.



                                               By: /s/ Leon Daniels, Jr.
                                                   ----------------------
                                               Name:    Leon Daniels, Jr.
                                               Title:   Vice President


Dated:  May 31, 2005

                                 Exhibit Index

Exhibit                                                                 Page
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8.1      Tax Opinion of Sidley Austin Brown & Wood LLP                   5